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                                EXHIBIT (23)
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                                 EXHIBIT 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports, included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (No. 33-6404), Form S-8 Registration Statement (No. 33-26056), Form S-8 Registration Statement (No. 33-52355), and Form S-3 Registration Statement (No. 33-15360).


                                                        ARTHUR ANDERSEN LLP

                                                          ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 28, 1995